October 28, 1996, Revised August 1, 1997

COLONIAL SMALL CAP VALUE FUND

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Small Cap Value Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in smaller capitalization equities. The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.

More detailed information about the Fund is in the October 28, 1996 Statement of Additional Information as revised February 28, 1997 which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-248-2828.


                                                                 SC-01/862D-0797

The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

Contents                                            Page
Summary of Expenses                                    2
The Fund's Financial History                           3
The Fund's Investment Objective                        5
How the Fund Pursues its Objective
   and Certain Risk Factors                            5
How the Fund Measures its Performance                  6
How the Fund is Managed                                6
How the Fund Values its Shares                         7
Distributions and Taxes                                7
How to Buy Shares                                      7
How to Sell Shares                                     9
How to Exchange Shares                                10
Telephone Transactions                                11
12b-1 Plan                                            11
Organization and History                              11

----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class A, Class B and Class C shares of the Fund. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)
                                             Class A      Class B       Class C
Maximum Initial Sales Charge Imposed on a Purchase
(as a % of offering price)(3)                 5.75%       0.00%(5)      0.00%(5)
Maximum Contingent Deferred Sales Charge
 (as a % of offering price)(3)                1.00%(4)    5.00%         1.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)  Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                    Class A                    Class B                 Class C

Management fee (6)   0.60%                     0.60%                    0.60%
12b-1 fee            0.25                      1.00                     1.00
Other expenses       0.53                      0.53                     0.53
                     ----                      ----                     ----
Total operating
   expenses         1.38%                     2.13%                     2.13%(7)
                    ====                      ====                      ====

(6) On June 20, 1997, the Fund's Trustees approved a management fee increase from 0.60% to 0.80%, subject to shareholder approval on September 30, 1997.
(7) Differs from financial statements due to the effect of annualization.

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class A, Class B and Class C shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

                Class A              Class B                   Class C
Period:                           (8)          (9)          (8)         (9)
1 year           $  71           $  72        $  22        $  32      $  22
3 years          $  99           $  97        $  67        $  67      $  67(11)
5 years          $ 128           $ 134        $ 114        $ 114      $ 114
10 years         $ 213           $ 227(10)    $ 227(10)    $ 246      $ 246

(8)  Assumes redemption at period end.
(9)  Assumes no redemption.
(10) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(11) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY(a)
The following schedules of financial highlights for a Class A, Class B and Class C share outstanding throughout each period has been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report, and is incorporated by reference into the Statement of Additional Information. The Fund adopted the objective of seeking long-term growth and became actively managed on November 2, 1992. The data presented for the Fund prior to November 2, 1992, represent operations under earlier objectives and policies of the Fund's predecessor, Colonial Small Stock Index Trust.

                                                                                  CLASS   A
                                                                            Year ended June 30
                                         ------------------------------------------------------------------------------------------
                                         1996         1995      1994     1993      1992      1991      1990     1989       1988
                                         ----         ----      ----     ----      ----      ----      ----     ----       ----
Net asset value - Beginning of period   $22.260     $16.670   $15.860   $12.330  $11.570   $13.560   $13.540   $12.940    $13.810
                                       --------    --------  --------   -------- -------   -------   -------  --------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)            0.036 (c)   0.002   (0.047)   (0.083)   (0.127)    0.045     0.048     0.061      0.066(d)
  Net realized and unrealized gain (loss)
    on investments                        5.479       5.588     0.587    3.613     0.887    (1.992)    0.017     0.929     (0.357)
                                         ------      ------    ------   ------    ------    -------   ------    ------    -------
    Total from investment operations      5.515       5.590     0.810    3.530     0.760    (1.947)    0.065     0.990     (0.291)
                                         ------      ------    ------   ------    ------    -------   ------    ------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                ----         ----      ----     ----      ----    (0.043)   (0.045)   (0.060)    (0.074)
From net realized gains on investments   (1.295)       ----      ----     ----      ----      ----     ----     (0.330)    (0.505)
                                         -------     ------    ------   -------   ------    -------   ------    -------   -------
    Total distributions declared to
     shareholders                        (1.295)       ----      ----     ----      ----    (0.043)   (0.045)   (0.390)    (0.579)
                                         -------     ------    ------   -------   ------    -------   -------   -------   -------
Net asset value - End of period         $26.480     $22.260   $16.670   $15.860  $12.330    $11.570  $13.560   $13.540    $12.940
                                        ========    ========  ========  ======== ========   ======== ========  ========   ========
Total return (e)                          25.31%      33.53%     5.11%    28.63%    6.57%   (14.34)%    0.49%     8.07%   (2.18)%(f)
                                         ======      ======     =====    ======    =====    =======    =====     =====    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                   1.38% (g)   1.45%     1.56%     1.88%    2.13%     1.91%     1.67%     1.69%    1.48% (d)
Interest expenses                           ----       ----      ----      0.01%    0.06%     0.03%     0.02%     ----     0.01%
Net investment income (loss)               0.15% (g)   0.01%    (0.27%)   (0.60%)  (0.91%)    0.33%     0.35%     0.48%    0.54% (d)
Fees and expenses waived or borne by the
    adviser                                 ----       ----      ----       ----     ----     ----      ----      ----     0.23%
Portfolio turnover                           46%         64%       35%       29%       0%       79%       17%       25%      42%
Average commission rate (h)             $ 0.044        ----      ----       ----     ----     ----      ----      ----     ----
Net assets at end of period (000)       $89,924     $40,661   $24,760    $23,716 $22,002   $28,943   $42,888   $46,415  $44,596
---------------------------------

                                                      CLASS   A
                                                 Year ended June 30
                                          ------------------------------
                                                      1987(b)
                                                      ------
Net asset value - Beginning of period                 $12.140
                                                      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)                          0.057 (d)
  Net realized and unrealized gain (loss)
    on investments                                      1.643
                                                        -----
    Total from investment operations                    1.700
                                                        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                             (0.030)
From net realized gains on investments                   ----
                                                        -----
    Total distributions declared to
     shareholders                                      (0.030)
                                                       ------
Net asset value - End of period                       $13.810
                                                      =======
Total return (e)                                       14.04% (f)
                                                      ======
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                1.33% (d)
Interest expenses                                       0.02%
Net investment income (loss)                            0.61% (d)
Fees and expenses waived or borne by the
    adviser                                             0.66%
Portfolio turnover                                        34%
Average commission rate (h)                             ----
Net assets at end of period (000)                    $38,193
---------------------------------

(a) Per share data were calculated using average shares outstanding during the period.
(b) Investment operations commenced July 25, 1986 and ratios for the period are annualized.
(c)  Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(d) Net of fees and expenses waived or borne by the Adviser which amounted to $0.028 and $0.062 in fiscal 1988 and 1987, respectively.
(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charges.
(f) Had the Adviser not waived or borne certain expenses, the Fund's total return would have been lower.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                                          CLASS B                                 CLASS C

                                                                        Year ended                             Period ended
                                                                          June 30                                 June 30
                                              -------------------------------------------------------------  ----------------
                                                1996             1995            1994          1993 (b)          1996 (c)
                                                ----             ----            ----          --------          -------
Net asset value - Beginning of period         $21.840          $16.470         $15.790         $13.010           $22.550
                                              --------         -------        --------         -------            -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                  (0.147) (d)       (0.139)         (0.176)         (0.100)           (0.072) (d)
Net realized and unrealized gain (loss)
 on investments                                5.372             5.509           0.856           2.880             3.922
                                              ------            ------          ------          ------             -----
    Total from investment operations           5.225             5.370           0.680           2.780             3.850
                                              ------            ------          ------          ------             -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments         (1.295)            ----            ----            ----              ----
                                              -------           ------          ------          ------           ------
Net asset value - End of period              $25.770           $21.840         $16.470         $15.790           $26.400
                                            ========          ========        ========        ========           =======
Total return(e)                               24.44%            32.60%           4.31%          21.73% (f)        17.07% (f)
                                             ======            ======           =====          ======             ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                      2.13% (g)          2.20%           2.31%           2.63% (h)         2.15% (g)(h)
Interest expense                              ----               ----            ----            0.01%              ----
Net investment income (loss)                 (0.60)% (g)        (0.74)%         (1.02)%         (1.35)%(h)        (0.54)%(g)(h)
Portfolio turnover                              46%                64%             35%             29%               46%
Average commission rate(i)                  $0.044               ----            ----            ----            $0.044
Net assets at end of period (000)          $96,158            $29,458          $8,489          $1,665            $2,585
---------------------------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) Class B shares were initially offered on November 9, 1992. Per share amounts and total return (not annualized) reflect activity from that date.
(c) Class C shares were initially offered on January 15, 1996. Per share amounts reflect activity from that date.
(d)  Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial or contingent deferred sales charges.
(f)  Not annualized.
(g)  The  benefits   derived  from  custody   credits  and  directed   brokerage
     arrangements had no impact. prior years' ratios are net of benefits received, if any.
(h)  Annualized.
(i) For fiscal years beginning on or after september 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the Fund's annual report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund normally invests at least 65% of its total assets in U.S. common stocks selected from the universe of stocks traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq Stock Market with market values between $20 million and $1 billion (Small Stocks). In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed the Small Stock universe's while maintaining risk characteristics that are generally consistent with the universe. However, there is no assurance that the portfolio's performance will match that of the universe, or that the Fund will achieve its objective.

Small Stocks may offer greater opportunities for capital appreciation than the securities of larger, better established companies, but may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Small Stocks may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.

Index Futures. The Fund may purchase and sell U.S. stock index futures contracts, which may be considered to be derivative securities. Such transactions will be entered into to invest cash temporarily in anticipation of a market advance, but not to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A U.S. stock index futures contract is a type of instrument akin to a group of securities representative of the underlying U.S. stock index. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures may not precisely achieve the goal of gaining market exposure to the extent there is an imperfect correlation between price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not purchased the futures contract.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective  and  non-fundamental  policies  may be  changed  without  shareholder approval. The Fund will notify investors prior to any material change in the Fund's investment objective. If there is a change in the investment objective, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.60% of the Fund's average net assets for fiscal year 1996. On June 20, 1997, the Fund's Trustees approved a management fee increase from 0.60% to 0.80%, subject to shareholder approval on September 30, 1997.

James P. Haynie, Vice President of the Adviser, has managed or co-managed the Fund since 1993. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

Michael Rega, Vice President of the Adviser, has been employed by the Adviser as an Analyst since 1993 and has co-managed the Fund and another Colonial equity fund since 1997. Prior to joining the Adviser in 1993, Mr. Rega was a Project Manager at MIT's Lincoln Laboratory.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income semi-annually and any net realized gain at least annually.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive your distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares, and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

The Fund also offers Class Z shares which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                   Initial Sales Charge
                                                Retained by
                                                 Financial
                                               Service Firm
                                     as % of      as % of
                                 ---------------
                              Amount   Offering  Offering
Amount Purchased             Invested    Price     Price

Less than $50,000                6.10%     5.75%     5.00%
$50,000 to less than $100,000    4.71%     4.50%     3.75%
$100,000 to less than $250,000   3.63%     3.50%     2.75%
$250,000 to less than $500,000   2.56%     2.50%     2.00%
$500,000 to less than $1,000,000 2.04%     2.00%     1.75%
$1,000,000 or more               0.00%     0.00%     0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                         Commission

First $3,000,000                           1.00%
Next $2,000,000                            0.50%
Over $5,000,000                            0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

Purchases of $1 million to $5 million are subject to a 1.00% contingent deferred sales charge payable to the Distributor on redemptions within 18 months from the first day of the month following the purchase. The contingent deferred sales charge does not apply to the excess of any purchase over $5 million.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                Years              Contingent Deferred
           After Purchase             Sales Charge
                 0-1                   5.00%
                 1-2                   4.00%
                 2-3                   3.00%
                 3-4                   3.00%
                 4-5                   2.00%
                 5-6                   1.00%
             More than 6               0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges" and "How to Sell Shares."

Class A shares of the Fund may also be purchased at net asset value by (i) investment advisors or financial planners who have entered into agreements with the Distributor (or who maintain a master account with a broker or agent that has entered into such an agreement) and who charge a management, consulting or other fee for their services, and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (ii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts," where the plans are administered by firms that have entered into agreements with the Distributor or the Transfer Agent.

Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request. In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Exchanges at net asset value may be made among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.
Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to its Class A, Class B and Class C shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust was organized in 1991 as a Massachusetts business trust. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621
-----------------------------------------------------
Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621
-----------------------------------------------------
Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624
-----------------------------------------------------
Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
800-345-6611
-----------------------------------------------------
Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624
-----------------------------------------------------
Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:






Printed in U.S.A.


October 28, 1996, Revised August 1, 1997

COLONIAL SMALL CAP VALUE FUND

PROSPECTUS


Colonial Small Cap Value Fund seeks long-term growth by investing primarily in smaller capitalization equities.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the October 28, 1996 Statement of Additional Information as revised February 28, 1997.


















----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------





Colonial Mutual Funds
Please send your completed application to:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                          $1,000,000, available on certain funds after July 1, 1997; see prospectus)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the preceding business day if the 10th falls on a non-business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT, month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT, month).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone withdrawal pptions
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for Colonial to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-823D-0697 (6/97)